EXHIBIT 32.1

SECTION 906

CERTIFICATION

I, John H. Schnatter, Chairman, Chief Executive Officer and President of Papa John’s International, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.               The Report on Form 10-Q of the Company for the quarterly period ended March 28, 2004 (the “Report”) fully complies with the requirements of Section 13 (a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2.               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 5, 2004	/s/ John H. Schnatter
John H. Schnatter
Chairman, Chief Executive Officer
and President